UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2011

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FORCE FUELS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-49993	56-2284320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1503 So. Coast Drive, Suite 206 Costa Mesa, CA 92626
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

949-783-6723

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) and (b)  On March 22, 2011, the Board of Directors accepted Mr. Oscar Luppi’s voluntary resignation from his positions of Chairman, President, Chief Executive Officer, and Treasurer of the Registrant.  There were no disagreements or misunderstandings relating to the Registrant’s operations, policies or practices between the Board and Mr. Luppi leading to his resignation.

(c)(1)           On March 22, 2010, Thomas C. Hemingway was appointed Chairman, President , Chief Executive Officer and Treasurer of the Registrant.

(c)(2)          Thomas Hemingway (54) – Mr. Hemingway has served as a Director, of the Registrant from October 1, 2009 to the present.  Mr. Hemingway previously served as the Chief Executive Officer and Chief Financial Officer of the Registrant from May 9, 2006 to October 21, 2008.  Mr. Hemingway has also served as the President and Chief Executive Officer of Redwood Investment Group, an investment banking trust, from June 2003 to the present.  Mr. Hemingway also served as a director of Financial Media Group, Inc., a full service financial media company, from November 2004 to February 2011..  Mr. Hemingway previously served as the Chairman, Chief Operating Officer and Secretary of MetroConnect Inc. (formerly known as NextPhase Wireless, Inc.), a broadband connectivity solutions provider from January 2007 to the July 2009, Interim Chief Financial Officer from June 2008 to July 2009, and Chief Executive Officer from September 2008 to July 2009.  Mr. Hemingway previously served as Chairman and Chief Executive Officer of Oxford Media, a next generation media distribution company, from 2004 to 2006; and as Chairman and Chief Executive Officer of Esynch Corporation, developer and marketer of video-on-demand services and video streaming through the Internet, from 1998 to 2003.

No compensation arrangement has been entered into or is contemplated with respect to Mr. Hemingway’s employment as President, Chief Executive Officer, Treasurer and Interim Chief Financial Officer.

(d)(1)           Thomas C. Hemingway continues to serve as a director and was appointed as the Chairman of the Board of Directors of the Registrant on March 22, 2011. No replacement has been appointed to fill the vacancy created by Mr. Luppi’s resignation.

(d)(4)           Please refer to the information previously stated in paragraph (c)(2) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FORCE FUELS, INC.
(Registrant)
Date: March 23, 2011

/s/ Thomas C. Hemingway
Thomas C. Hemingway President, Chief Executive Officer